UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-04077

Name of Fund:  BlackRock U.S. Government Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock U.S. Government Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
U.S. Government Fund


ANNUAL REPORT   AUGUST 31, 2006


(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock U.S. Government Fund
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock U.S. Government Fund


Portfolio Information as of August 31, 2006


                                               Percent of
                                                 Total
Asset Mix                                     Investments


U.S. Government Agency Mortgage-Backed
  Obligations                                     38.9%
U.S. Government Agency Mortgage-Backed
  Obligations--Collateralized Mortgage
  Obligations                                     25.9
U.S. Government & Agency Obligations              15.0
Non-U.S. Government Agency Mortgage-
  Backed Obligations--Collateralized
  Mortgage Obligations                            11.3
Other*                                             8.9

* Includes portfolio holdings in short-term investments and options.



Proxy Results


During the six-month period ended August 31, 2006, BlackRock U.S. Government Fund's shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 31, 2006. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted       Shares Voted       Shares Voted
                                                                 For              Against            Abstain
1. To approve a new investment advisory agreement.            77,940,093         2,197,591          2,114,710

3. To approve a contingent subadvisory agreement.             77,754,360         2,271,411          2,226,623



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



A Discussion With Your Fund's Portfolio Managers


We continued to focus on providing a competitive yield while also seeking to enhance the overall structure of the portfolio and protect the Fund's value amid rising interest rates.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2006, Merrill Lynch U.S. Government Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +1.13%, +0.61%, +0.65%, +1.38% and +0.98%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Citigroup Government/Mortgage Index returned +1.99% and the Lipper Intermediate U.S. Government Funds category provided an average return of +1.34%. (Funds in this Lipper category invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of five to 10 years.)

The Federal Reserve Board (the Fed) advanced its monetary tightening campaign with seven quarter-point interest rate hikes during the past year, before pausing on August 8. This brought the target federal funds rate to 5.25% at period-end. Over the course of the 12 months, interest rates rose all along the curve, with the two-year Treasury yield increasing 95 basis points (0.95%) to 4.79% and the 10-year Treasury yield increasing 72 basis points to 4.74%. The yield curve, which had flattened considerably since the Fed began increasing interest rates in 2004, has toyed with bouts of inversion since the start of 2006, with short-term issues intermittently providing higher yields than long-term issues. At period-end, the one-month Treasury was offering the highest yield on the curve, at 5.12%, while the 30-year Treasury yield stood at 4.88%. Because bond prices move in the opposite direction of yields, it was a fairly challenging period for fixed income investment.


What factors most influenced Fund performance?

The Fund traditionally has had an above-average position in agency commercial mortgage product relative to its peers. Our exposure to this area of the market performed well, particularly since the start of 2006, providing an excess return over Treasury issues of 69 basis points year-to-date. However, some of that benefit was offset by the Fund's duration profile (a measure of interest rate sensitivity). For much of the period, we had positioned the Fund with a slightly short duration in anticipation of a more aggressive Fed and higher interest rates going forward. Although interest rates did rise year-over-year as anticipated, they also fell at times when the Fed began to soften its stance on inflation and expectations for future rate hikes declined. As new Fed Chairman Ben Bernanke sought to establish credibility with the markets, his statements often resulted in uncertainty regarding the direction of interest rates. We monitored and actively adjusted the Fund's duration profile throughout the year based on our expectation of interest rate direction, with some success. However, amid the uncertain Fed rhetoric, we also found ourselves with incorrect duration biases at times, and this ultimately detracted from performance.

Contributing positively to performance was our sector rotation out of Treasury securities and into agency debentures and AAA-rated commercial mortgage-backed securities (CMBS). We made this move when CMBS cheapened to attractive levels compared to Treasury issues, and sold some of our exposure when CMBS prices became expensive. This, coupled with our residential mortgage exposure, worked out well. Residential mortgages performed extremely well in the new year following a volatile period of underperformance in mid-to-late 2005. Also additive to the Fund's yield were asset-backed securities (ABS), which were used as cash equivalent alternatives against forward commitments (agreements to buy or sell securities at a specified price with settlement to occur at a specific future date).


What changes were made to the portfolio during the period?

As discussed in our last report to shareholders, the largest change in the portfolio over the course of the past year has been a move away from residential mortgage pass-through securities in favor of collateralized mortgage obligations (CMOs) and hybrid adjustable rate mortgages (ARMs). This was largely a defensive move aimed at positioning the portfolio for rising interest rates, mortgage duration extension and a resteepening of the yield curve as the Fed approached the end of its two-year rate-hiking campaign. These structured securities offered capital appreciation potential and better prepayment protection than the straight residential mortgage market. CMOs, for example, are pools of mortgages structured to provide a certain cash flow based on the prepayment speeds of the underlying mortgages. We were able to purchase both CMOs and hybrid ARMs at relatively inexpensive levels, and both appreciated in price during the period.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Other notable portfolio activity included an increased dependence on sector rotation within the portfolio. Last year we had a relatively heavy weighting in agency commercial mortgage-backed securities, a core position we established in an effort to generate additional yield in the portfolio. This performed as anticipated, adding 20 basis points in overall yield. In the last six months of the year, we reduced that core position significantly in favor of a more tactical sector rotation strategy. This involved shifting in and out of CMBS, agency debentures and residential mortgages as attractive opportunities presented themselves in the form of spread widening.

Finally, in August, the Fed opted to pause in its interest rate-hiking program and the 10-year Treasury yield fell to its lowest level since March. We viewed this as a catalyst for spreads to tighten in the near-term and took the opportunity to increase our overall exposure to spread sectors. As such, we added residential mortgages, commercial mortgages and agency debentures across the board to increase the Fund's overweighting in these sectors, while simultaneously selling comparable duration Treasury issues.


How would you characterize the Fund's position at the close of the period?

We believe the Fed's monetary tightening activity is near its end, as prospects for inflation have dwindled and the economy appears to be slowing, led by a deceleration in the residential housing market. With that, we expect that interest rates will be fairly range-bound and that opportunities to enhance returns will reside more in sector rotation rather than duration positioning. As such, we will look to keep the Fund's duration fairly close to neutral versus the benchmark and continue to allocate assets away from the government sector in favor of high-quality spread sectors, where we see greater value.

As investors begin to anticipate a Fed ease (that is, interest rate cut), we would look to position the portfolio with more of a yield curve steepening bias. Historically, the Treasury curve begins to resteepen within six months of the Fed's final tightening move.

At period-end, the Fund continued to favor CMOs and hybrid ARMs over residential mortgages. Both of these security types offer exposure to the mortgage market but with more protection in the event that interest rates do continue to rise. The portfolio also was modestly overweight in spread product, with the majority of that exposure in the front end of the yield curve. Within that allocation to spread product, the Fund was underweight to agency debentures and overweight in AAA-rated CMBS.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas Musmanno
Vice President and Co-Portfolio Manager


Laura Powers
Vice President and Co-Portfolio Manager


September 13, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares remain the same.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Performance Data


About Fund Performance


The Fund has multiple share classes:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                6-Month            12-Month           10-Year         Standardized
As of August 31, 2006                         Total Return       Total Return       Total Return      30-Day Yield
Class A Shares*                                   +1.50%             +1.13%            +70.11%             4.13%
Class B Shares*                                   +1.23              +0.61             +61.54              3.78
Class C Shares*                                   +1.21              +0.65             +60.73              3.72
Class I Shares*                                   +1.53              +1.38             +74.40              4.55
Class R Shares*                                   +1.37              +0.98             +66.81              4.05
Citigroup Government/Mortgage Index**             +1.87              +1.99             +85.52               --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index is a subset of the Citigroup U.S. Broad Investment Grade (USBIG) Index, tracking the performance of the U.S. Treasury/government-sponsored component (fixed rate issues with a maturity of one year or longer) and the mortgage component (15- and 30-year mortgages) of the USBIG.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Class A, Class B, Class C, Class I and Class R Shares*++ compared to a similar investment in Citigroup Government/Mortgage Index++++. Values illustrated are as follows:


Class A Shares*++

Date                                             Value

August 1996                                    $ 9,600.00
August 1997                                    $10,493.00
August 1998                                    $11,317.00
August 1999                                    $11,428.00
August 2000                                    $12,237.00
August 2001                                    $13,636.00
August 2002                                    $14,668.00
August 2003                                    $14,952.00
August 2004                                    $15,645.00
August 2005                                    $16,148.00
August 2006                                    $16,331.00


Class B Shares*++

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $10,873.00
August 1998                                    $11,667.00
August 1999                                    $11,721.00
August 2000                                    $12,486.00
August 2001                                    $13,842.00
August 2002                                    $14,813.00
August 2003                                    $15,022.00
August 2004                                    $15,637.00
August 2005                                    $16,056.00
August 2006                                    $16,154.00


Class C Shares*++

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $10,868.00
August 1998                                    $11,656.00
August 1999                                    $11,704.00
August 2000                                    $12,462.00
August 2001                                    $13,809.00
August 2002                                    $14,771.00
August 2003                                    $14,971.00
August 2004                                    $15,576.00
August 2005                                    $15,969.00
August 2006                                    $16,073.00


Class I Shares*++

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $10,968.00
August 1998                                    $11,859.00
August 1999                                    $12,006.00
August 2000                                    $12,874.00
August 2001                                    $14,382.00
August 2002                                    $15,524.00
August 2003                                    $15,848.00
August 2004                                    $16,624.00
August 2005                                    $17,202.00
August 2006                                    $17,440.00


Class R Shares*++

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $10,914.00
August 1998                                    $11,742.00
August 1999                                    $11,828.00
August 2000                                    $12,620.00
August 2001                                    $14,029.00
August 2002                                    $15,068.00
August 2003                                    $15,376.00
August 2004                                    $16,045.00
August 2005                                    $16,520.00
August 2006                                    $16,681.00


Citigroup Government/Mortgage Index++++

Date                                             Value

August 1996                                    $10,000.00
August 1997                                    $10,973.00
August 1998                                    $12,166.00
August 1999                                    $12,264.00
August 2000                                    $13,233.00
August 2001                                    $14,786.00
August 2002                                    $16,097.00
August 2003                                    $16,542.00
August 2004                                    $17,484.00
August 2005                                    $18,190.00
August 2006                                    $18,552.00

    * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests at least 80% of its assets in U.S. government and U.S.
      government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities.

 ++++ This unmanaged Index is a subset of the Citigroup U.S. Broad Investment
      Grade (USBIG) Index, tracking the performance of the U.S. Treasury/ government sponsored component (fixed rate issues with a maturity of one year or longer) and the mortgage component (15-year and 30-year mortgages) of USBIG.

      Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/06                     +1.13%            -2.91%
Five Years Ended 8/31/06                   +3.67             +2.83
Ten Years Ended 8/31/06                    +5.46             +5.03



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Class B Shares++

One Year Ended 8/31/06                     +0.61%            -3.26%
Five Years Ended 8/31/06                   +3.14             +2.78
Ten Years Ended 8/31/06                    +4.91             +4.91



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Class C Shares++++

One Year Ended 8/31/06                     +0.65%            -0.32%
Five Years Ended 8/31/06                   +3.08             +3.08
Ten Years Ended 8/31/06                    +4.86             +4.86


Class I Shares                                              Return

One Year Ended 8/31/06                                       +1.38%
Five Years Ended 8/31/06                                     +3.93
Ten Years Ended 8/31/06                                      +5.72



Class R Shares                                              Return

One Year Ended 8/31/06                                       +0.98%
Five Years Ended 8/31/06                                     +3.52
Ten Years Ended 8/31/06                                      +5.25

     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2006 and held through August 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value      March 1, 2006
                                                           March 1,          August 31,       to August 31,
                                                             2006               2006               2006

Actual
Class A                                                     $1,000           $1,015.00            $ 8.99
Class B                                                     $1,000           $1,012.30            $11.77
Class C                                                     $1,000           $1,012.10            $11.97
Class I                                                     $1,000           $1,015.30            $ 7.72
Class R                                                     $1,000           $1,013.70            $10.15

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,016.28            $ 9.00
Class B                                                     $1,000           $1,013.50            $11.77
Class C                                                     $1,000           $1,013.30            $11.98
Class I                                                     $1,000           $1,017.54            $ 7.73
Class R                                                     $1,000           $1,015.12            $10.16

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.77% for Class A, 2.32% for Class B, 2.36% for Class C, 1.52% for Class I and 2.00% for Class R),
   multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Schedule of Investments
                                                           Face        Interest                  Maturity
Issue                                                     Amount         Rate                    Date(s)                Value
U.S. Government & Agency Obligations--17.0%

Fannie Mae                                             $  7,500,000       4.25 %                5/15/2009          $    7,356,293
                                                         39,200,000       6.625                 9/15/2009              40,962,079
                                                         18,625,000       7.25                  1/15/2010              19,898,745

Federal Farm Credit Bank                                 15,500,000       4.55                  6/08/2020              14,472,273

Federal Home Loan Bank System                            25,000,000       4.375               9/17/2010 (d)            24,398,375

U.S. Treasury Bonds                                      11,000,000       6.875                 8/15/2025              13,576,409
                                                         22,200,000       7.125               2/15/2023 (d)            27,562,676
                                                         15,000,000       7.625                 2/15/2025              19,798,830
                                                          7,502,000       8.125                 8/15/2019               9,807,110

U.S. Treasury Notes                                       6,500,000       3.375                 2/28/2007               6,445,413
                                                         25,000,000       4.50                2/15/2009 (d)            24,857,425
                                                         42,500,000       4.50                11/15/2010 (d)           42,189,538

Total U.S. Government & Agency Obligations (Cost--$256,800,532)--17.0%                                                251,325,166


U.S. Government Agency Mortgage-Backed Obligations*--43.9%

Fannie Mae Guaranteed Pass-Through Certificates           5,089,064       4.28                  2/01/2010               4,936,211
                                                         25,558,509       4.85 (1)              9/01/2035              25,155,794
                                                         18,000,000       4.94                  12/01/2012             17,761,072
                                                         31,548,427       4.954 (1)             9/01/2035              30,903,511
                                                            870,241       5.00                  11/01/2019                853,499
                                                            676,839       5.00                  8/01/2035                 648,636
                                                         39,220,000       5.10                  2/01/2013              38,767,182
                                                          9,730,302       5.50                  3/01/2021               9,695,524
                                                         77,138,268       5.50 (2)        12/01/2034 - 9/15/2036       75,708,968
                                                         19,988,096       5.826 (1)             7/01/2036              19,912,028
                                                          2,365,759       6.50            12/01/2008 - 2/01/2014        2,403,308
                                                         15,144,477       6.50            3/01/2033 - 1/01/2036        15,388,765
                                                          4,782,748       7.50            7/01/2016 - 12/01/2032        4,953,702
                                                             19,415       8.00            9/01/2024 - 9/01/2027            20,585
                                                            935,372       8.50            8/01/2012 - 7/15/2023         1,004,398
                                                            308,086      11.00            2/01/2011 - 8/01/2020           338,389
                                                            223,451      13.00            9/01/2013 - 3/01/2015           249,613

Freddie Mac Mortgage Participation Certificates          30,374,252       4.50            9/01/2020 - 2/01/2021        29,170,194
                                                         16,348,864       5.00            1/01/2019 - 6/01/2019        16,037,001
                                                         42,461,559       5.00            7/01/2035 - 2/01/2036        40,732,922
                                                         15,293,388       5.005 (1)             10/01/2035             14,925,391
                                                         23,307,562       5.50            3/01/2016 - 1/01/2021        23,233,876
                                                         15,936,000       5.50 (2)              9/15/2036              15,647,160
                                                         22,964,982       6.00           10/01/2009 - 10/01/2020       23,170,991
                                                         20,908,720       6.00            5/01/2029 - 3/01/2035        21,008,219
                                                         11,283,808       6.50            8/01/2029 - 4/01/2036        11,477,979
                                                          1,133,892       7.00                  4/01/2032               1,167,088
                                                            820,329       7.50            5/01/2009 - 10/01/2011          842,398
                                                         13,192,531       7.50            8/01/2017 - 12/01/2032       13,671,601
                                                            770,343       8.00            1/01/2008 - 7/01/2012           792,939
                                                          1,337,928       8.00            10/01/2027 - 8/01/2032        1,408,237
                                                            273,158       8.50            1/01/2025 - 7/01/2025           293,442
                                                                275      10.00                  7/01/2019                     300
                                                            150,872      11.00            4/01/2012 - 9/01/2020           165,982
                                                            148,546      11.50            7/01/2013 - 6/01/2020           160,524
                                                            133,250      12.00            6/01/2013 - 6/01/2020           147,350
                                                            180,892      12.50            12/01/2015 - 7/01/2019          194,842
                                                            257,616      13.00            9/01/2010 - 2/01/2016           284,883


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Schedule of Investments (continued)
                                                           Face        Interest                  Maturity
Issue                                                     Amount         Rate                    Date(s)                Value
U.S. Government Agency Mortgage-Backed Obligations* (concluded)

Ginnie Mae MBS Certificates                            $ 40,983,713       5.00 %          12/15/2034 - 1/15/2035    $  39,732,172
                                                          9,630,900       5.10           10/15/2007 - 12/01/2015        9,448,298
                                                         12,527,200       5.11            8/01/2045 - 1/15/2047        12,010,753
                                                         20,205,877       5.50            1/15/2007 - 11/30/2045       20,412,256
                                                          2,383,700       5.65                  5/15/2007               2,431,970
                                                          7,846,700       5.70            3/01/2015 - 8/15/2046         7,883,564
                                                         49,061,300       5.80                  4/15/2046              50,566,010
                                                          1,884,119       6.00            5/15/2024 - 11/15/2031        1,904,771
                                                         34,553,684       6.09                  10/15/2008             36,338,727
                                                          3,395,497       7.00            4/15/2023 - 4/15/2032         3,503,498
                                                          3,922,765       7.50            2/15/2025 - 12/15/2031        4,086,050
                                                              4,239      10.50                  1/15/2016                   4,694
                                                                 52      11.00                  1/15/2016                      58

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$657,894,742)--43.9%                                  651,557,325


U.S. Government Agency Mortgage-Backed Obligations*--Collateralized Mortgage Obligations--29.3%
Fannie Mae Trust                       1998-M1-IO2       23,354,719       0.686 (1)(3)          2/25/2013                 345,918
                                       2003-28-TB         4,956,351       5.00                  8/25/2022               4,851,891
                                       2004-T9-A1        10,727,943       5.494 (1)             4/25/2035              10,734,809
                                       2005-25-PD        13,934,000       5.50                  11/25/2030             13,777,680
                                       2005-36-CD        18,300,000       5.50                  11/25/2031             18,114,939
                                       2005-103-AT       17,789,584       5.50                  6/25/2024              17,784,074
                                       2006-18-PC        10,000,000       5.50                  1/25/2032               9,858,480
                                       2006-58-DA        16,494,590       5.50                  9/25/2025              16,495,027
                                       2003-41-YF        14,674,253       5.624 (1)             6/25/2028              14,698,183
                                       2004-29-FW         5,669,863       5.624 (1)             12/25/2017              5,681,263
                                       2004-61-TF        15,738,239       5.724 (1)             10/25/2031             15,847,982
                                       2006-37-DB        17,000,000       6.00                  4/25/2035              17,090,262
                                       273-2                211,546       7.00 (3)               7/1/2026                  47,188
                                       1997-M8-A2           217,112       7.16                  1/25/2022                 216,772
                                       1996-W1-AL           983,975       7.25                  3/25/2026               1,011,798

Freddie Mac Multi-Class Certificates   SF4-B              3,401,249       2.37                  12/15/2009              3,305,823
                                       2618-PT           15,000,000       4.50                  10/15/2031             13,924,833
                                       2957-KN           19,121,000       5.50                  6/15/2030              18,937,022
                                       2958-MD           15,000,000       5.50                  1/15/2031              14,853,167
                                       2963-DL            9,214,000       5.50                  2/15/2031               9,106,431
                                       3081-CP            9,000,000       5.50                  10/15/2034              8,798,702
                                       2643-OF           23,166,823       5.68 (1)              7/15/2028              23,217,030
                                       1220-A               344,277       5.725 (1)             2/15/2022                 344,285
                                       3136-PD            9,000,000       6.00                  12/15/2034              9,091,103
                                       3173-PE           16,365,000       6.00                  4/15/2035              16,518,430
                                       1220-B                 2,799     536.00 (1)(3)           2/15/2022                  33,588

Ginnie Mae Trust                       2005-9-IO        135,626,843       0.778 (1)(3)          1/16/2045               7,176,681
                                       2006-5-IO        132,932,435       0.797 (1)(3)          1/16/2046               7,353,769
                                       2006-30-IO        50,949,770       0.80 (1)(3)           5/16/2046               3,009,221
                                       2005-90-IO       134,862,284       0.912 (1)(3)          11/16/2045              7,390,521
                                       2006-15-IO       140,489,938       0.916 (1)(3)          4/16/2046               7,372,814
                                       2005-50-IO        34,545,106       1.012 (1)(3)          6/16/2045               2,249,239
                                       2004-10-IO        57,404,856       1.033 (1)(3)          1/16/2044               2,551,715
                                       2004-77-IO       158,339,945       1.065 (1)(3)          9/16/2044               7,730,394
                                       2003-109-B        38,172,095       3.225                 9/16/2021              36,756,090
                                       2004-103-A         7,346,273       3.878                 12/16/2019              7,168,639
                                       2005-29-Z          4,761,887       4.25 (1)              4/16/2045               3,663,566
                                       2004-97-C          8,400,000       4.522 (1)             2/16/2028               8,009,506
                                       2005-9-Z           5,360,478       4.65 (1)              1/16/2045               4,532,437
                                       2005-12-C         20,000,000       4.658                 12/16/2030             19,198,508
                                       2005-67-Z          5,742,860       4.723 (1)             8/16/2045               4,769,938
                                       2005-59-B         10,000,000       4.816 (1)             10/16/2029              9,743,545


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Schedule of Investments (continued)
                                                           Face        Interest                  Maturity
Issue                                                     Amount         Rate                    Date(s)                Value
U.S. Government Agency Mortgage-Backed Obligations*--Collateralized Mortgage Obligations (concluded)

Ginnie Mae Trust                       2005-59-ZA       $ 9,096,101       4.959 %(1)            3/16/2046          $    7,980,145
(concluded)                            2005-10-ZB         2,972,081       5.175 (1)             12/16/2044              2,732,041
                                       2001-58-C         20,000,000       5.494 (1)             8/16/2027              20,037,888

Total U.S. Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
(Cost--$439,474,009)--29.3%                                                                                           434,113,337



                             Face
                           Amount    Issue
Non-U.S. Government Agency Mortgage-Backed Obligations*--Collateralized Mortgage Obligations--12.7%

                    $  11,250,000    Ameriquest Mortgage Securities, Inc. Series 2004-IA1 Class M1, 6.124% due
                                       9/25/2034 (1)                                                                   11,302,856
                        7,055,000    Banc of America Alternative Loan Trust Series 2005-10 Class 1CB3, 5.50% due
                                       11/25/2035                                                                       6,839,784
                       11,836,649    CS First Boston Mortage Securities Corp. Series 2005-11 Class 6A5, 6% due
                                       12/25/2035                                                                      11,915,739
                          396,847    Centex Home Equity Series 2004-B Class AV1, 5.524% due 3/25/2034 (1)                 396,872
                       14,045,400    Citimortgage Alternative Loan Trust Series 2006-A2 Class A2, 6% due 5/25/2036     14,093,576
                        4,681,520    Countrywide Home Equity Loan Trust Series 2004-K Class 2A, 5.63% due
                                       2/15/2034 (1)                                                                    4,690,939
                       16,150,000    Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3, 6.022%
                                       due 6/15/2038 (1)                                                               16,638,027
                        8,500,000    Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 6.11%
                                       due 7/10/2038 (1)                                                                8,820,315
                                     JPMorgan Chase Commercial Mortgage Securities Corp. (1):
                       16,500,000      Series 2006-CB15 Class A4, 5.814% due 6/12/2043                                 16,906,276
                       13,000,000      Series 2006-LDP7 Class A4, 6.066% due 4/15/2045                                 13,457,868
                       20,854,377    JPMorgan Mortgage Trust Series 2005-A2 Class 4A1, 5.209% due 4/25/2035 (1)        20,323,320
                        8,800,000    Master Asset Securitization Trust Series 2003-9 Class 2A8, 5.50% due 10/25/2033    8,512,935
                        6,408,779    Residential Asset Mortgage Products, Inc. Series 2004-RS9 Class AII2, 5.664%
                                       due 5/25/2034 (1)                                                                6,425,365
                                     Residential Funding Mortgage Security I:
                        9,500,000      Series 2006-S1 Class 1A5, 5.25% due 1/25/2036                                    9,395,812
                       11,712,000      Series 2006-S3 Class A2, 5.50% due 3/25/2036                                    11,284,106
                          759,169    Securitized Asset-Backed Receivables LLC Trust Series 2004-OP1 Class A2, 5.574%
                                       due 2/25/2034 (1)                                                                  759,165
                        4,714,444    Washington Mutual Series 2004-AR12 Class A3, 5.698% due 10/25/2044 (1)             4,729,831
                        6,747,201    Wells Fargo Home Equity Trust Series 2004-2 Class A32, 5.664% due 2/25/2032 (1)    6,759,064
                       15,639,182    Wells Fargo Mortgage-Backed Securities Trust Series 2005-13 Class A1, 5%
                                       due 11/25/2020                                                                  15,402,127

Total Non-U.S. Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
(Cost--$185,741,112)--12.7%                                                                                           188,653,977


                                     Short-Term Securities
Repurchase Agreement   32,100,000    Credit Suisse LLC, purchased on 8/31/2006 to yield  5.28% to 9/01/2006, repurchase price of $32,104,708 collateralized by FHLMC 7.087% due 7/01/2033
                                     and FNMA 6.125% due 8/01/2036                                                     32,100,000


                       Beneficial
                         Interest
                    $      77,223    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I, 5.11% (a)(b)                 77,223
                      116,607,500    Merrill Lynch Liquidity Series, LLC Money Market Series, 5.33% (a)(b)(c)         116,607,500

Total Short-Term Securities (Cost--$148,784,723)--10.0%                                                               148,784,723

Total Investments (Cost--$1,688,695,118)--112.9%                                                                    1,674,434,528



                        Number of
                        Contracts    Put Options Written
                            1,000    UST BONDS (10 YEAR), expiring November 2006 at USD 103                              (31,250)

Total Put Options Written (Premiums Received--$199,805)--0.0%                                                            (31,250)

                                     Total Investments, Net of Options Written
                                     (Cost--$1,688,495,313**)--112.9%                                               1,674,403,278
                                     Liabilities in Excess of Other Assets--(12.9%)                                 (190,810,355)
                                                                                                                  ---------------
                                     Net Assets--100.0%                                                           $ 1,483,592,923
                                                                                                                  ===============


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Schedule of Investments (concluded)


  * Mortgage-Backed Obligations are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of August 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $    1,688,495,313
                                                 ==================
    Gross unrealized appreciation                $        7,825,537
    Gross unrealized depreciation                      (21,917,572)
                                                 ------------------
    Net unrealized depreciation                  $     (14,092,035)
                                                 ==================


(1) Floating rate security.

(2) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(3) Represents the interest only portion of a mortgage-backed obligation.

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Issue                                       Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $    77,223       $ 29,954
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $90,235,000       $ 89,044


(b) Represents the current yield as of August 31, 2006.

(c) Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

    * Swaps outstanding as of August 31, 2006 were as follows:


                                                                   Unrealized
                                                  Notional       Appreciation
                                                   Amount      (Depreciation)

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Agency Index and pay
    a floating rate based on 1-month
    LIBOR minus 0.05%

    Broker, Lehman Brothers
    Special Finance
    Expires October 2006                           $25,000,000             --

    Receive (pay) a variable return
    based on the change in the since
    inception return of the Lehman
    Brothers U.S. Treasury Index and pay
    a floating rate based on 1-month
    LIBOR minus 0.12%

    Broker, Lehman Brothers
    Special Finance
    Expires November 2006                          $50,000,000             --

    Receive a fixed rate of 5.418%
    and pay a floating rate based on
    3-month LIBOR

    Broker, UBS Warburg
    Expires May 2008                               $ 9,685,000    $    27,410

    Pay a fixed rate of 5.50% and
    receive a floating rate based on
    3-month LIBOR

    Broker, UBS Warburg
    Expires May 2011                               $10,000,000      (134,146)

    Pay a fixed rate of 4.8875% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires December 2014                          $93,000,000      2,268,436

    Pay a fixed rate of 5.151% and
    receive a floating rate based on
    3-month LIBOR

    Broker, JPMorgan Chase Bank
    Expires March 2016                             $54,000,000        510,072

    Receive a fixed rate of 5.643%
    and pay a floating rate based on
    3-month LIBOR

    Broker, UBS Warburg
    Expires May 2016                               $ 3,645,000         99,011
                                                                  -----------
    Total                                                         $ 2,770,783
                                                                  ===========

    See Notes to Financial Statements.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Statement of Assets and Liabilities

As of August 31, 2006
Assets

       Investments, at value (including securities loaned of $113,291,475)
       (identified cost--$1,572,010,395)                                                                          $ 1,557,749,805
       Investments in affiliated securities, at value (identified cost--$116,684,723)                                 116,684,723
       Cash on deposit for options written                                                                                135,000
       Unrealized appreciation on swaps                                                                                 2,904,929
       Receivables:
           Securities sold                                                                     $     9,703,638
           Interest                                                                                  8,266,763
           Beneficial interest sold                                                                  1,808,786
           Swaps                                                                                     1,361,859
           Principal paydowns                                                                          241,169
           Securities lending                                                                           15,548         21,397,763
                                                                                               ---------------
       Prepaid expenses                                                                                                     9,322
                                                                                                                  ---------------
       Total assets                                                                                                 1,698,881,542
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      116,607,500
       Options written, at value (premiums received--$199,805)                                                             31,250
       Unrealized depreciation on swaps                                                                                   134,146
       Bank overdraft                                                                                                       3,636
       Payables:
           Securities purchased                                                                     89,982,949
           Beneficial interest redeemed                                                              4,224,759
           Dividends to shareholders                                                                 1,492,965
           Swaps                                                                                     1,126,232
           Investment adviser                                                                          482,041
           Distributor                                                                                 455,074
           Other affiliates                                                                            323,352         98,087,372
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             424,715
                                                                                                                  ---------------
       Total liabilities                                                                                              215,288,619
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,483,592,923
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                          $     6,929,910
       Class B Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                2,360,544
       Class C Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                2,146,963
       Class I Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                3,168,818
       Class R Shares of beneficial interest, $.10 par value, unlimited number of
       shares authorized                                                                                                  315,160
       Paid-in capital in excess of par                                                                             1,508,616,960
       Accumulated distributions in excess of investment income--net                           $   (1,492,965)
       Accumulated realized losses--net                                                           (27,131,215)
       Unrealized depreciation--net                                                               (11,321,252)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (39,945,432)
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,483,592,923
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $689,013,888 and 69,299,101 shares of beneficial
       interest outstanding                                                                                       $          9.94
                                                                                                                  ===============
       Class B--Based on net assets of $234,712,080 and 23,605,439 shares of beneficial
       interest outstanding                                                                                       $          9.94
                                                                                                                  ===============
       Class C--Based on net assets of $213,450,145 and 21,469,628 shares of beneficial
       interest outstanding                                                                                       $          9.94
                                                                                                                  ===============
       Class I--Based on net assets of $315,124,947 and 31,688,179 shares of beneficial
       interest outstanding                                                                                       $          9.94
                                                                                                                  ===============
       Class R--Based on net assets of $31,291,863 and 3,151,604 shares of beneficial
       interest outstanding                                                                                       $          9.93
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Statement of Operations

For the Year Ended August 31, 2006
Investment Income

       Interest (including $29,954 from affiliates)                                                               $    86,776,486
       Securities lending--net                                                                                             89,044
                                                                                                                  ---------------
       Total income                                                                                                    86,865,530
                                                                                                                  ---------------

Expenses

       Interest expense                                                                        $     8,459,316
       Investment advisory fees                                                                      7,347,406
       Account maintenance and distribution fees--Class B                                            2,085,029
       Account maintenance and distribution fees--Class C                                            1,817,516
       Account maintenance fees--Class A                                                             1,748,954
       Transfer agent fees--Class A                                                                  1,708,846
       Transfer agent fees--Class I                                                                    795,501
       Short sale expense                                                                              778,515
       Transfer agent fees--Class B                                                                    738,790
       Transfer agent fees--Class C                                                                    621,825
       Accounting services                                                                             418,403
       Custodian fees                                                                                  193,952
       Professional fees                                                                               164,102
       Account maintenance and distribution fees--Class R                                              129,436
       Registration fees                                                                               112,552
       Printing and shareholder reports                                                                107,030
       Transfer agent fees--Class R                                                                     65,182
       Pricing fees                                                                                     63,179
       Trustees' fees and expenses                                                                      53,522
       Other                                                                                            78,857
                                                                                               ---------------
       Total expenses                                                                                                  27,487,913
                                                                                                                  ---------------
       Investment income--net                                                                                          59,377,617
                                                                                                                  ---------------
Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                       (40,410,666)
           Financial futures contracts and swaps--net                                               11,520,824
           Options written--net                                                                    (1,421,459)
           Short sales--net                                                                          1,711,389       (28,599,912)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (26,451,237)
           Swaps--net                                                                                8,641,898
           Options written--net                                                                        696,080       (17,113,259)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (45,713,171)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    13,664,446
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    59,377,617    $    53,245,250
       Realized gain (loss)--net                                                                  (28,599,912)         25,606,893
       Change in unrealized appreciation/depreciation--net                                        (17,113,259)       (25,136,802)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         13,664,446         53,715,341
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                (29,797,210)       (27,412,537)
           Class B                                                                                (10,341,234)       (11,609,588)
           Class C                                                                                 (8,364,191)        (8,117,957)
           Class I                                                                                (14,539,807)       (13,783,700)
           Class R                                                                                 (1,049,693)          (467,783)
       Realized gain--net:
           Class A                                                                                   (897,119)                 --
           Class B                                                                                   (370,126)                 --
           Class C                                                                                   (288,609)                 --
           Class I                                                                                   (413,656)                 --
           Class R                                                                                    (30,543)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (66,092,188)       (61,391,565)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                  (168,429,370)      (184,361,007)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (220,857,112)      (192,037,231)
       Beginning of year                                                                         1,704,450,035      1,896,487,266
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,483,592,923    $ 1,704,450,035
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $   (1,492,965)    $     1,278,118
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Statement of Cash Flows
For the Year Ended August 31, 2006
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $    13,664,446
       Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
           Increase in receivables                                                                                    (1,969,269)
           Decrease in prepaid expenses and other assets                                                                  152,217
           Increase in cash on deposit for options written                                                                135,000
           Increase in other liabilities                                                                                  188,846
           Realized and unrealized loss--net                                                                           45,713,171
           Realized and unrealized gain on financial futures contracts                                                    151,782
           Amortization of premium/discount and payups                                                                  3,023,766
       Proceeds from sales and paydowns of long-term securities                                                     1,850,655,755
       Proceeds from short sales                                                                                      443,255,260
       Other investment related transactions                                                                           15,229,762
       Purchases of long-term securities                                                                          (1,698,322,707)
       Cover of short sale investments                                                                              (461,868,169)
       Proceeds from sales of short-term investments                                                                   27,434,307
       Premiums received from options written                                                                           7,451,853
       Premiums paid on closing options written                                                                       (9,935,332)
                                                                                                                  ---------------
       Cash provided by operating activities                                                                          234,960,688
                                                                                                                  ---------------

Cash Used for Financing Activities

       Proceeds from issuance of Beneficial Interest                                                                  344,276,800
       Cash payments on Beneficial Interest                                                                         (541,964,905)
       Cash receipts from borrowings                                                                                  912,229,724
       Cash payments from borrowings                                                                                (912,229,724)
       Dividends paid to shareholders                                                                                (37,318,694)
       Increase in bank overdraft                                                                                           3,636
                                                                                                                  ---------------
       Cash used for financing activities                                                                           (235,003,163)
                                                                                                                  ---------------

Cash

       Net decrease in cash                                                                                              (42,475)
       Cash at beginning of year                                                                                           42,475
                                                                                                                  ---------------
       Cash at end of year                                                                                                     --
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     8,459,316
                                                                                                                  ===============

Noncash Financing Activities

       Capital shares issued in reinvestment of dividends and distributions paid to shareholders                  $    28,451,292
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Financial Highlights

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                 For the Year Ended August 31,                  For the Year Ended August 31,
the financial statements.            2006     2005      2004     2003     2002        2006     2005     2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   10.27  $ 10.31  $ 10.13   $ 10.25  $  9.95   $  10.27   $ 10.31  $ 10.13   $ 10.26  $  9.95
                                  ----------------------------------------------   ----------------------------------------------

Investment income--net                .39++    .32++    .27++       .32      .43      .34++     .26++    .22++       .26      .38
Realized and unrealized
gain (loss)--net                      (.28)      .01      .19     (.12)      .30      (.29)       .01      .19     (.13)      .31
                                  ----------------------------------------------   ----------------------------------------------

Total from investment operations        .11      .33      .46       .20      .73        .05       .27      .41       .13      .69
                                  ----------------------------------------------   ----------------------------------------------

Less dividends and distributions
from:
   Investment income--net             (.43)    (.37)    (.28)     (.32)    (.43)      (.37)     (.31)    (.23)     (.26)    (.38)
   Realized gain--net                 (.01)       --       --        --       --      (.01)        --       --        --       --
                                  ----------------------------------------------   ----------------------------------------------

Total dividends and distributions     (.44)    (.37)    (.28)     (.32)    (.43)      (.38)     (.31)    (.23)     (.26)    (.38)
                                  ----------------------------------------------   ----------------------------------------------

Net asset value, end of year      $    9.94  $ 10.27  $ 10.31   $ 10.13  $ 10.25   $   9.94   $ 10.27  $ 10.31   $ 10.13  $ 10.26
                                  ==============================================   ==============================================


Total Investment Return*

Based on net asset value
per share                             1.13%    3.22%    4.63%     1.93%    7.54%       .61%     2.68%    4.09%     1.40%    6.99%
                                  ==============================================   ==============================================


Ratios to Average Net Assets

Expenses, excluding interest
expense                               1.09%    1.01%     .98%      .95%     .97%      1.62%     1.53%    1.50%     1.47%    1.49%
                                  ==============================================   ==============================================

Expenses                              1.64%    1.01%     .98%      .95%     .97%      2.16%     1.53%    1.50%     1.47%    1.49%
                                  ==============================================   ==============================================

Investment income--net                3.95%    3.11%    2.65%     3.09%    4.30%      3.46%     2.55%    2.14%     2.58%    3.76%
                                  ==============================================   ==============================================


Supplemental Data

Net assets, end of year
(in thousands)                    $ 689,014 $769,309 $798,279  $855,543 $819,410   $234,712  $332,744 $438,679  $591,435 $613,282
                                  ==============================================   ==============================================

Portfolio turnover                  107.39%  336.73%  508.54%   428.59%  426.77%    107.39%   336.73%  508.54%   428.59%  426.77%
                                  ==============================================   ==============================================

     * Total investment returns exclude the effects of sales charges.

    ++ Based on average shares outstanding.

       See Notes to Financial Statements.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Financial Highlights (continued)

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                 For the Year Ended August 31,                  For the Year Ended August 31,
the financial statements.            2006     2005      2004     2003     2002        2006     2005     2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   10.26  $ 10.31  $ 10.13   $ 10.25  $  9.95   $  10.27   $ 10.31  $ 10.13   $ 10.26  $  9.95
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net                .34++    .26++    .21++       .26      .37      .42++     .35++    .29++       .34      .46
Realized and unrealized
gain (loss)--net                      (.28)    --+++      .19     (.12)      .30      (.29)     --+++      .20     (.13)      .31
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .06      .26      .40       .14      .67        .13       .35      .49       .21      .77
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions
from:
   Investment income--net             (.37)    (.31)    (.22)     (.26)    (.37)      (.45)     (.39)    (.31)     (.34)    (.46)
   Realized gain--net                 (.01)       --       --        --       --      (.01)        --       --        --       --
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.38)    (.31)    (.22)     (.26)    (.37)      (.46)     (.39)    (.31)     (.34)    (.46)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $    9.94  $ 10.26  $ 10.31   $ 10.13  $ 10.25   $   9.94   $ 10.27  $ 10.31   $ 10.13  $ 10.26
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                              .65%    2.53%    4.03%     1.35%    6.94%      1.38%     3.47%    4.89%     2.08%    7.91%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, excluding interest
expense                               1.67%    1.59%    1.55%     1.52%    1.54%       .85%      .76%     .73%      .70%     .72%
                                  ==============================================   ==============================================
Expenses                              2.22%    1.59%    1.55%     1.52%    1.54%      1.40%      .76%     .73%      .70%     .72%
                                  ==============================================   ==============================================
Investment income--net                3.38%    2.51%    2.09%     2.52%    3.40%      4.20%     3.38%    2.89%     3.34%    4.53%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 213,450 $247,884 $301,532  $414,539 $384,119   $315,125  $334,660 $349,958  $328,408 $296,305
                                  ==============================================   ==============================================
Portfolio turnover                  107.39%  336.73%  508.54%   428.59%  426.77%    107.39%   336.73%  508.54%   428.59%  426.77%
                                  ==============================================   ==============================================

     * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
       Class I Shares are no longer subject to any front-end sales charge.

    ++ Based on average shares outstanding.

   +++ Amount is less than $.01 per share.

       See Notes to Financial Statements.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Financial Highlights (concluded)
                                                                                                  Class R

                                                                                                                 For the Period
                                                                                                                   January 3,
                                                                                                                   2003++++ to
The following per share data and ratios have been derived                     For the Year Ended August 31,        August 31,
from information provided in the financial statements.                      2006           2005           2004        2003
Per Share Operating Performance

       Net asset value, beginning of period                               $    10.25     $    10.29     $    10.12     $    10.31
                                                                          ----------     ----------     ----------     ----------
       Investment income--net                                                  .36++          .31++          .23++            .24
       Realized and unrealized gain (loss)--net                                (.27)          (.01)            .20          (.19)
                                                                          ----------     ----------     ----------     ----------
       Total from investment operations                                          .09            .30            .43            .05
                                                                          ----------     ----------     ----------     ----------
       Less dividends and distributions from:
           Investment income--net                                              (.40)          (.34)          (.26)          (.24)
           Realized gain--net                                                  (.01)             --             --             --
                                                                          ----------     ----------     ----------     ----------
       Total from dividends and distributions                                  (.41)          (.34)          (.26)          (.24)
                                                                          ----------     ----------     ----------     ----------
       Net asset value, end of period                                     $     9.93     $    10.25     $    10.29     $    10.12
                                                                          ==========     ==========     ==========     ==========

Total Investment Return

       Based on net asset value per share                                       .98%          2.96%          4.34%        .44%+++
                                                                          ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                                    1.36%          1.27%          1.21%         1.23%*
                                                                          ==========     ==========     ==========     ==========
       Expenses                                                                1.91%          1.27%          1.21%         1.23%*
                                                                          ==========     ==========     ==========     ==========
       Investment income--net                                                  3.65%          2.97%          2.25%         2.81%*
                                                                          ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)                           $   31,292     $   19,854     $    8,040     $       77
                                                                          ==========     ==========     ==========     ==========
       Portfolio turnover                                                    107.39%        336.73%        508.54%        428.59%
                                                                          ==========     ==========     ==========     ==========

         * Annualized.

        ++ Based on average shares outstanding.

      ++++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch U.S. Government Fund was renamed BlackRock U.S. Government Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement. At the time a portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Notes to Financial Statements (continued)


* Short sales--When a Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(f) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the fund's financial statements, if any, is currently being assessed.

(g) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(h) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(i) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(l) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(m) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,191,090 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $247,655 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to a tax return of capital, swap agreements, accounting for paydowns, and the reclassification of distributions. These reclassifications have no effect on net assets or net asset values per share.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co.,
Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates:


Portion of Average Daily Value of Net Assets:                      Rate

Not exceeding $500 million                                        .500%
In excess of $500 million but not
   exceeding $1 billion                                           .475%
In excess of $1 billion but not
   exceeding $1.5 billion                                         .450%
In excess of $1.5 billion but not
   exceeding $2 billion                                           .425%
In excess of $2 billion but not
   exceeding $2.5 billion                                         .400%
In excess of $2.5 billion but not
   exceeding $3.5 billion                                         .375%
In excess of $3.5 billion but not
   exceeding $5 billion                                           .350%
In excess of $5 billion but not
   exceeding $6.5 billion                                         .325%
Exceeding $6.5 billion                                            .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                        Maintenance        Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .50%
Class C                                         .25%               .55%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                    $   3,687          $  30,882
Class I                                    $   3,106          $  27,102


For the year ended August 31, 2006, MLPF&S received contingent deferred sales charges of $224,697 and $5,911 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $13 and $839 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended August 31, 2006, MLIM, LLC received $34,558 in securities lending agent fees.

For the year ended August 31, 2006, the Fund reimbursed MLIM $31,777 for certain accounting services.

In addition, MLPF&S received $6,640 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Notes to Financial Statements (continued)


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On August 31, 2006, shareholders of the Fund approved a new Investment
Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent will become PFPC, Inc., an affiliate of the Fund. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., will become an additional distributor. MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the year ended August 31, 2006, certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, MLIM, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases (including pay-ups) and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2006 were $1,702,599,036 and $1,837,219,398, respectively.

Transactions in call and put options written for the year ended August 31, 2006 were as follows:


Call Options                               Number of           Premiums
Written                                   Contracts*           Received

Outstanding call options written,
   beginning of year                             164    $       527,750
Options written                                  395          3,075,344
Options expired                                 (25)           (52,500)
Options closed                                 (534)        (3,550,594)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                    --                 --
                                     ===============    ===============

 * Some contracts include a notional amount of $1,000,000.



Put Options                                Number of           Premiums
Written                                   Contracts*           Received

Outstanding put options
   written, beginning
   of year                                       164    $       734,075
Options written                                3,473          4,376,509
Options expired                              (2,025)          (203,360)
Options closed                                 (612)        (4,707,419)
                                     ---------------    ---------------
Outstanding put options
   written, end of year                        1,000    $       199,805
                                     ===============    ===============

 * Some contracts include a notional amount of $1,000,000.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $168,429,370 and $184,361,007 for the years ended August 31, 2006 and August 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                               14,034,123    $   139,430,194
Automatic conversion of shares             1,919,435         19,124,470
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,207,088         12,026,011
                                     ---------------    ---------------
Total issued                              17,160,646        170,580,675
Shares redeemed                         (22,801,500)      (227,761,721)
                                     ---------------    ---------------
Net decrease                             (5,640,854)    $  (57,181,046)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               13,755,263    $   141,240,518
Automatic conversion of shares             1,537,836         15,782,440
Shares issued to shareholders in
   reinvestment of dividends               1,088,754         11,168,892
                                     ---------------    ---------------
Total issued                              16,381,853        168,191,850
Shares redeemed                         (18,900,986)      (194,005,388)
                                     ---------------    ---------------
Net decrease                             (2,519,133)    $  (25,813,538)
                                     ===============    ===============



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Notes to Financial Statements (continued)


Class B Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                3,157,042    $    31,497,878
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             808,510          8,059,966
                                     ---------------    ---------------
Total issued                               3,965,552         39,557,844
                                     ---------------    ---------------
Shares redeemed                         (10,852,414)      (108,231,513)
Automatic conversion of shares           (1,919,232)       (19,124,470)
                                     ---------------    ---------------
Total redeemed                          (12,771,646)      (127,355,983)
                                     ---------------    ---------------
Net decrease                             (8,806,094)    $  (87,798,139)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                3,965,033    $    40,697,638
Shares issued to shareholders in
   reinvestment of dividends                 832,873          8,544,862
                                     ---------------    ---------------
Total issued                               4,797,906         49,242,500
                                     ---------------    ---------------
Shares redeemed                         (13,411,984)      (137,655,114)
Automatic conversion of shares           (1,537,822)       (15,782,440)
Total redeemed                          (14,949,806)      (153,437,554)
                                     ---------------    ---------------
Net decrease                            (10,151,900)    $ (104,195,054)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                4,562,366    $    45,490,143
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             683,248          6,804,286
                                     ---------------    ---------------
Total issued                               5,245,614         52,294,429
Shares redeemed                          (7,924,594)       (78,982,746)
                                     ---------------    ---------------
Net decrease                             (2,678,980)    $  (26,688,317)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                4,015,656    $    41,183,291
Shares issued to shareholders in
   reinvestment of dividends                 592,719          6,079,698
                                     ---------------    ---------------
Total issued                               4,608,375         47,262,989
Shares redeemed                          (9,720,117)       (99,718,766)
                                     ---------------    ---------------
Net decrease                             (5,111,742)    $  (52,455,777)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                               10,661,158    $   106,292,718
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              53,204            528,527
                                     ---------------    ---------------
Total issued                              10,714,362        106,821,245
Shares redeemed                         (11,620,728)      (115,699,933)
                                     ---------------    ---------------
Net decrease                               (906,366)    $   (8,878,688)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                               14,818,949   $    152,032,859
Shares issued to shareholders in
   reinvestment of dividends                  41,103            421,526
                                     ---------------    ---------------
Total issued                              14,860,052        152,454,385
Shares redeemed                         (16,211,687)      (166,192,288)
                                     ---------------    ---------------
Net decrease                             (1,351,635)    $  (13,737,903)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                2,135,593    $    21,295,285
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             103,968          1,032,502
                                     ---------------    ---------------
Total issued                               2,239,561         22,327,787
Shares redeemed                          (1,024,602)       (10,210,967)
                                     ---------------    ---------------
Net increase                               1,214,959    $    12,116,820
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                1,626,211    $    16,665,960
Shares issued to shareholders in
   reinvestment of dividends                  43,218            442,418
                                     ---------------    ---------------
Total issued                               1,669,429         17,108,378
Shares redeemed                            (514,000)        (5,267,113)
                                     ---------------    ---------------
Net increase                               1,155,429    $    11,841,265
                                     ===============    ===============



5. Reverse Repurchase Agreement:
For the year ended August 31, 2006, the Fund's average amount outstanding was approximately $183,246,000 and daily weighted average interest rate was 4.58%.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Notes to Financial Statements (concluded)


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2006.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:


                                           8/31/2006          8/31/2005

Distributions paid from:
   Ordinary income                   $    63,901,098    $    61,391,565
   Tax return of capital                   2,191,090                 --
                                     ---------------    ---------------
Total taxable distributions          $    66,092,188    $    61,391,565
                                     ===============    ===============


As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:

Accumulated distributions in excess
  of investment income--net                             $   (1,492,965)
Undistributed long-term capital gains--net                           --
                                                        ---------------
Accumulated distributions in excess
  of investment income--net                                 (1,492,965)
Capital loss carryforward                                    (825,757)*
Unrealized losses--net                                   (37,626,710)**
                                                        ---------------
Total accumulated losses--net                           $  (39,945,432)
                                                        ===============

 * On August 31, 2006, the Fund had a net capital loss carryforward of $825,757, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, the realization of tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.


8. Plan of Reorganization:
On February 15, 2006, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Government Income Portfolio (the "Portfolio"), a portfolio of BlackRock Funds (SM), will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund in exchange for newly issued shares of the Portfolio.


9. Share Class Redesignation:
Effective October 2, 2006, Class A, Class B, Class C and Class I Shares will be redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively. Class R Shares will remain Class R Shares. Investor B1 and Investor C1 Shares will no longer be available for purchase except through dividend reinvestment in connection with existing holdings or through certain authorized qualified employee benefit plans.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of BlackRock U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Fund (formerly Merrill Lynch U.S. Government Fund) as of August 31, 2006, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Government Fund as of August 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 20, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock U.S. Government Fund for the fiscal year ended August 31, 2006:


Federal Obligation Interest

Month Paid:       September 2005 - August 2006              9.05%*

Interest-Related Dividends for Non-U.S. Residents

Month Paid:       September 2005                           24.75%**
                  October 2005 - December 2005             87.76%**
                  January 2006 - August 2006               99.30%**


 * The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for non-resident aliens and foreign corporations.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction, including a proposed reorganization in which the BlackRock Government Income Portfolio, a series of BlackRock Funds (SM), would acquire substantially all of the assets and certain stated liabilities of the Fund. The independent trustees did so on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter (or until any proposed Fund reorganization takes place), in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution (in the event the proposed reorganization of the Fund does not take place);

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund. The trustees considered the fact that it was being proposed that the BlackRock Government Income Portfolio, a series of BlackRock Funds (SM), acquire substantially all of the assets and certain stated liabilities of the Fund as part of a reorganization. The trustees considered BlackRock's advice, in connection with both the Transaction and the proposed reorganization, as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--The trustees considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Investment Performance--The trustees considered investment performance for the Fund. The trustees compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction and particularly if the proposed reorganization of the Fund did not take place, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund, including changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board anticipated that in the event the proposed reorganization of the Fund did not take place, it expected to review the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 22 - 23, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee         Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to  Vice Chairman and Director of BlackRock, and     129 Funds       None
P.O. Box 9011           and          present  Global Chief Investment Officer for Equities,    174 Portfolios
Princeton,              Trustee               Chairman of the BlackRock Private Client
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to
                                              2006 and Chief Investment Officer thereof from
                                              2001 to 2006; President of MLIM and Fund
                                              Asset Management, L.P. ("FAM") from 2001
                                              to 2006; Co-Head (Americas Region) thereof
                                              from 2000 to 2001 and Senior Vice President
                                              from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") since 2001; President of Princeton
                                              Administrators, L.P. ("Princeton Administrators")
                                              from 2001 to 2006; Chief Investment Officer
                                              of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee         Trustee
Independent Trustees*


James H. Bodurtha**     Trustee      2002 to  Director, The China Business Group, Inc.         39 Funds        None
P.O. Box 9095                        present  since 1996 and Executive Vice President          59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 62                                       1980; Partner, Squire, Sanders & Dempsey from
                                              1980 to 1993.


Kenneth A. Froot        Trustee      2005 to  Professor, Harvard University since 1992;        39 Funds        None
P.O. Box 9095                        present  Professor, Massachusetts Institute of            59 Portfolios
Princeton,                                    Technology from 1986 to 1992.
NJ 08543-9095
Age: 49


Joe Grills**            Trustee      1994 to  Member of the Committee of Investment of         39 Funds        Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association of    59 Portfolios   Corporation
Princeton,                                    Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                 Member of CIEBA's Executive Committee since
Age: 71                                       1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds from
                                              1986 to 1993; Member of the Investment Advisory
                                              Committee of the State of New York Common
                                              Retirement Fund since 1989; Member of the
                                              Investment Advisory Committee of the Howard
                                              Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company
                                              from 1992 to 2004, Vice Chairman thereof from
                                              1998 to 2004, and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation since 1997;
                                              Member of the Investment Advisory Committee of
                                              the Virginia Retirement System since 1998, Vice
                                              Chairman thereof from 2002 to 2005, and Chairman
                                              thereof since 2005; Director, Montpelier Foundation
                                              since 1998 and its Vice Chairman since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member of
                                              the Investment Committee of the National Trust for
                                              Historic Preservation since 2000.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee         Trustee
Independent Trustees* (concluded)


Herbert I. London       Trustee      2002 to  Chairman of the Board of Directors of            39 Funds        None
P.O. Box 9095                        present  Vigilant Research, Inc. since 2006; Member       59 Portfolios
Princeton,                                    of the Board of Directors for Grantham
NJ 08543-9095                                 University since 2006; Director of AIMS since
Age: 67                                       2006; Director of Reflex Security since 2006;
                                              Director of InnoCentive, Inc. since 2006;
                                              Director of Cerego, LLC since 2005; Professor
                                              Emeritus, New York University since 2005; John M.
                                              Olin Professor of Humanities, New York University
                                              from 1993 to 2005; and Professor thereof from 1980
                                              to 2005; President, Hudson Institute since 1997
                                              and Trustee thereof since 1980; Dean, Gallatin
                                              Division of New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair, Hudson
                                              Institute from 1984 to 1985; Director, Damon Corp.
                                              from 1991 to 1995; Overseer, Center for Naval
                                              Analyses from 1983 to 1993.


Roberta Cooper Ramo     Trustee      2002 to  Shareholder, Modrall, Sperling, Roehl,           39 Funds        None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; President,       59 Portfolios
Princeton,                                    American Bar Association from 1995 to 1996
NJ 08543-9095                                 and Member of the Board of Governors thereof
Age: 64                                       from 1994 to 1997; Shareholder, Poole, Kelly
                                              and Ramo, Attorneys at Law P.C. from 1977 to
                                              1993; Director of ECMC Group (service provider
                                              to students, schools and lenders) since 2001;
                                              Director, United New Mexico Bank (now Wells Fargo)
                                              from 1983 to 1988; Director, First National Bank
                                              of New Mexico (now Wells Fargo) from 1975 to 1976;
                                              Vice President, American Law Institute since 2004.


Robert S. Salomon, Jr.  Trustee      1996 to  Principal of STI Management (investment          39 Funds        None
P.O. Box 9095                        present  adviser) from 1994 to 2005; Chairman and         59 Portfolios
Princeton,                                    CEO of Salomon Brothers Asset Management Inc.
NJ 08543-9095                                 from 1992 to 1995; Chairman of Salomon Brothers
Age: 69                                       Equity Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Trustees and the Audit Committee.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Officers and Trustees (concluded)

                        Position(s)   Length of
                        Held with     Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present  from 2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President of
Princeton,              and          and      MLIM and FAM from 1997 to 2005; Senior Vice President and Treasurer of Princeton
NJ 08543-9011           Treasurer    1999 to  Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM
Age: 46                              present  Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice
                                              President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                              1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.


Thomas F. Musmanno      Vice         2005 to  Director of BlackRock since 2006; Director of MLIM from 2004 to 2006; Vice President
P.O. Box 9011           President    present  of MLIM from 1996 to 2004; Derivatives and Structured Products Specialist with
Princeton,                                    MLIM from 2000 to 2002; Portfolio Manager with MLIM from 1996 to 2006.
NJ 08543-9011
Age: 37


Laura Powers            Vice         2005 to  Director of BlackRock since 2006; Director of MLIM from 1998 to 2006; Vice President
P.O. Box 9011           President    present  of MLIM from 1993 to 1997; Portfolio Manager with MLIM from 1992 to 2006.
Princeton,
NJ 08543-9011
Age: 43


Frank Viola             Vice         2002 to  Managing Director of BlackRock since 2006; Managing Director (Global Fixed Income)
P.O. Box 9011           President    present  of MLIM from 2002 to 2006; Head of the Global Fixed Income Structured Asset Team
Princeton,                                    from 2002 to 2006; Director of MLIM from 2000 to 2001 and Vice President from
NJ 08543-9011                                 1997 to 2000.
Age: 41


Jeffrey Hiller          Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011           Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,              Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                 Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                        present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from
NJ 08543-9011                                 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Pre Transaction (Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


Post Transaction (After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


BLACKROCK U.S. GOVERNMENT FUND                                  AUGUST 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -       Fiscal Year Ending August 31, 2006 - $50,900
                                  Fiscal Year Ending August 31, 2005 - $48,000

           (b) Audit-Related Fees -
                                  Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $6,000
                                  Fiscal Year Ending August 31, 2005 - $7,300

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2006 - $3,098,500
               Fiscal Year Ending August 31, 2005 - $7,377,027

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock U.S. Government Fund


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock U.S. Government Fund


Date: October 19, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock U.S. Government Fund


Date: October 19, 2006


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock U.S. Government Fund


Date: October 19, 2006